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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 21, 1999
                                                         ----------------



                              Escalon Medical Corp.
                              ---------------------
             (Exact name of registrant as specified in its charter)




          California                    0-20127                  33-0272839
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(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)




351 East Conestoga Road, Wayne, Pennsylvania                       19087
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  (Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (610) 688-6830
                                                           --------------


                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 21, 1999, Escalon Medical Corp. (the "Registrant"), Escalon Vascular Access, Inc., a wholly owned subsidiary of the Registrant (the "Buyer"), and Radiance Medical Systems, Inc. (the "Seller") entered into an Assets Sale and Purchase Agreement (the "Asset Purchase Agreement"), pursuant to which the Buyer purchased all of the assets of the Seller's Vascular Access Business for an aggregate purchase price consisting of $2,104,442.19 in cash, the Buyer's assumption of certain liabilities of the Seller relating to the Vascular Access Business and an agreement to pay royalties based on the sale of products of the Vascular Access Business for a period of five years following the closing of the Asset Purchase Agreement. At the closing, the Buyer made an initial payment of the aggregate purchase in an amount equal to $1,104,442.19 in cash, and the remaining $1,000,000.00 will be payable upon the completion of the transition referred to in the next paragraph.

         The purchased assets include inventory, equipment and other physical property used in the Seller's Vascular Access Business. Prior to the acquisition, the purchased assets were used by the Seller in the manufacture and distribution of a vascular access system for arterial and venous localization and catheterization. The Buyer intends to continue such use of the purchased assets in its business. The Seller will continue to manufacture Vascular Access Business products during a transition period while the Buyer transfers the Vascular Access Business to its Milwaukee, Wisconsin facility.

         No material relationship exists between the Seller and (i) the Registrant or the Buyer, (ii) any director or officer of the Registrant or the Buyer, or (iii) any associate of any such directors or officers. The purchase price was determined by arms' length negotiations between the Registrant and the Buyer and the Seller and took into account the following principal factors regarding the Seller: (i) the assets and liabilities regarding the Seller's Vascular Access Business, (ii) sales of the Vascular Access Business over the past two years, and (iii) judgments regarding the future results of operations and values of the Seller's Vascular Access Business.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Businesses Acquired.

         The historical financial statements of the acquired business required under Rule 3-05 of Regulation S-X are not yet available. Pursuant to Item 7(a)(4) of Form 8-K, such financial statements will be filed as soon as practicable, but in no event later than April 5, 1999.

(b)      Pro Forma Financial Information.

         The pro forma financial information required by Article 11 of Regulation S-X is not yet available. Pursuant to Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed as soon as practicable, but in no event later than April 5, 1999.



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(c)      Exhibits.

         Exhibit No.       Document
         -----------       --------

              2.1 Assets Sale and Purchase Agreement dated January 21, 1999 among Escalon Medical Corp., Escalon Vascular Access, Inc. and Radiance Medical Systems, Inc.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ESCALON MEDICAL CORP.



Date: February 1, 1999               By: /s/ Richard J. DePiano
                                     ------------------------------------------
                                     Title: Chairman and Chief Executive Officer



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                                  EXHIBIT INDEX
                                  -------------



         Exhibit No.       Document
         -----------       --------

              2.1 Assets Sale and Purchase Agreement dated January 21, 1999 among Escalon Medical Corp., Escalon Vascular Access, Inc. and Radiance Medical Systems, Inc.